EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Andrew G. Sculley, certify that:

1.     I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of eMagin Corporation.

2.     Based on my knowledge, this Amendment No. 1 to the annual report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this report;

Dated: April 30, 2019	By:	/s/ Andrew G. Sculley
Andrew G. Sculley
Chief Executive Officer
(Principal Executive Officer)